                              LETTER OF TRANSMITTAL
  Offer For Any and All Outstanding Shares of 12% Series A Senior Exchangeable Preferred Stock, par value $.01 per share (Liquidation Preference $1,000 per Share)
                                       of
                               MMH HOLDINGS, INC.
           in Exchange for Shares of 12% Series A Senior Exchangeable
Preferred Stock, par value $.01 per share (Liquidation Preference $1,000 per Share)


           Which Have Been Registered Under The Securities Act of 1933
                Pursuant to the Prospectus dated August 12, 1998



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 14, 1998, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  The Exchange Agent For The Exchange Offer Is:

                     United States Trust Company Of New York

             By Hand Delivery:                                          By Registered or Certified Mail:
  United States Trust Company of New York                            United States Trust Company of New York
               111 Broadway                                                P.O. Box 843 Cooper Station
Lower Level Corporate Trust Services Window                                 New York, New York 10276
         New York, New York 10006                                      Attention: Corporate Trust Services


                  By Overnight Courier:                                    Facsimile Transmissions:
(or by Hand after 4:30 p.m. on the Expiration Date Only)      (Eligible Institutions and Withdrawal Notices Only)
         United States Trust Company of New York                                (212) 780-0592
                770 Broadway, 13th Floor                                    To Confirm By Telephone
                New York, New York 10003                                   or for Information Call:
           Attention: Corporate Trust Services                                  1-800-548-6565




         Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.



         The undersigned acknowledges that he or she has received the Prospectus, dated August 12, 1998 (the "Prospectus"), of MMH Holdings, Inc., a Delaware corporation ("Holdings"), and this Letter of Transmittal, which together constitute Holdings' offer (the "Exchange Offer") to exchange $1,000 liquidation preference of its 12% Series A Senior Exchangeable Preferred Stock, par value $.01 per share, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "New Series A Senior Preferred Stock") for each $1,000 liquidation preference of its 12% Series A Senior Exchangeable Preferred Stock, par value $.01 per share (the "Old Series A Senior Preferred Stock") from the holders thereof.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of shares of Old Series A Senior Preferred Stock either if shares of Old Series A Senior Preferred Stock are to be forwarded herewith or if tenders of shares of Old Series A Senior Preferred Stock are to be made by book-entry transfer to an account maintained by United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus.

         Holders of shares of Old Series A Senior Preferred Stock whose certificate or certificates (the "Certificates") for such shares of Old Series A Senior Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their shares of Old Series A Senior Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

----------------------------------------------------- ----------------- -------------------------- ---------------------------
----------------------------------------------------- ----------------- -------------------------- ---------------------------
DESCRIPTION OF OLD SERIES A SENIOR PREFERRED STOCK             1                  2                           3
----------------------------------------------------- ----------------- -------------------------- ---------------------------
                                                                         Aggregate Liquidation     Liquidation Preference of
                                                                           Preference of Old       Old Series A Senior
                                                                            Series A Senior        Preferred Stock Tendered
                                                                        Preferred Stock ($1,000       ($1,000 Liquidation
            Name(s) and Address(es) of Registered                        Liquidation Preference      Preference per Share)
                          Holder(s):                    Certificate            per Share)
                 (Please fill in, if blank)             Number(s)*
----------------------------------------------------- ----------------- -------------------------- ---------------------------

----------------------------------------------------- ----------------- -------------------------- ---------------------------

----------------------------------------------------- ----------------- -------------------------- ---------------------------

----------------------------------------------------- ----------------- -------------------------- ---------------------------
                                                             Total
------------------------------------------------------------------------------------------------------------------------------
 *       Need not be completed if shares of Old Series A Senior Preferred Stock are being tendered by book-entry holders.
**       Unless  otherwise  indicated  in the column,  a holder will be deemed to have  tendered  all shares of Old Series A
         Senior Preferred Stock represented by the aggregate liquidation preference of Old Series A Senior Preferred Stock indicated in Column
         2. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/_/ CHECK HERE IF TENDERED SHARES OF OLD SERIES A SENIOR PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                             ---------------------------------------------------
Account Number
                ----------------------------------------------------------------
Transaction Code Number
                        --------------------------------------------------------

/_/ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF OLD SERIES A SENIOR PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                             ---------------------------------------------------
         Window Ticket Number (if any)
                                      ------------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                            --------------------
Name of Institution which Guaranteed Delivery
                                             -----------------------------------
         If Guaranteed Delivery is to be made By Book-Entry Transfer:
                                                                     -----------
Name of Tendering Institution
                              --------------------------------------------------
Account Number
               -----------------------------------------------------------------
Transaction Code Number
                       ---------------------------------------------------------

/_/ CHECK HERE IF SHARES OF OLD SERIES A SENIOR PREFERRED STOCK TENDERED BY BOOK-ENTRY TRANSFER AND NOT ACCEPTED FOR EXCHANGE OR OTHERWISE NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

/_/ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SHARES OF OLD SERIES A SENIOR PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Holdings the above described aggregate liquidation preference of Holdings' 12% Series A Senior Exchangeable Preferred Stock, par value $.01 (the "Old Series A Senior Preferred Stock") in exchange for a like aggregate liquidation preference of Holdings' 12% Series A Senior Exchangeable Preferred Stock, par value $.01 (the "New Series A Senior Preferred Stock"), shares of which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated August 12, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the shares of the Old Series A Senior Preferred Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Holdings all right, title and interest in and to such shares of Old Series A Senior Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Holdings in connection with the Exchange Offer and as Trustee under the Indenture for Holdings' 12% Exchange Debentures due 2009) with respect to the tendered shares of Old Series A Senior Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for shares of Old Series A Senior Preferred Stock to Holdings together with all accompanying evidences of transfer and authenticity to, or upon the order of, Holdings, upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of New Series A Senior Preferred Stock to be issued in exchange for such shares of Old Series A Senior Preferred Stock, (ii) present Certificates for such shares of Old Series A Senior Preferred Stock for transfer, and to transfer the shares of Old Series A Senior Preferred Stock on the books of Holdings, and (iii) receive for the account of Holdings all benefits and otherwise exercise all rights of beneficial ownership of such shares of Old Series A Senior Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SHARES OF OLD SERIES A SENIOR PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, HOLDINGS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SHARES OF OLD SERIES A SENIOR PREFERRED STOCK TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY HOLDINGS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT

AND TRANSFER OF THE SHARES OF OLD SERIES A SENIOR PREFERRED STOCK TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the shares of Old Series A Senior Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such shares of Old Series A Senior Preferred Stock. The Certificate number(s) and the shares of Old Series A Senior Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered shares of Old Series A Senior Preferred Stock are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more shares of Old Series A Senior Preferred Stock than are tendered or accepted for exchange, Certificates for such nonexchanged or shares of nontendered Old Series A Senior Preferred Stock will be returned (or, in the case of shares of Old Series A Senior Preferred Stock tendered by book-entry transfer, such shares of Old Series A Senior Preferred Stock will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of shares of Old Series A Senior Preferred Stock pursuant to any one of the procedures described in "The Exchange Offer--Procedure for Tendering" in the Prospectus and in the instruction attached hereto will, upon Holdings' acceptance for exchange of such tendered shares of Old Series A Senior Preferred Stock, constitute a binding agreement between the undersigned and Holdings upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Holdings may not be required to accept for exchange any of the shares of Old Series A Senior Preferred Stock tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the shares of New Series A Senior Preferred Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of shares of Old Series A Senior Preferred Stock, that such shares of New Series A Senior Preferred Stock be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing shares of Old Series A Senior Preferred Stock not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of shares of Old Series A Senior Preferred Stock, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver shares of New Series A Senior Preferred Stock to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING SHARES OF OLD SERIES A SENIOR PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF HOLDINGS, (II) ANY SHARES OF NEW SERIES A SENIOR PREFERRED STOCK TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO

PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SHARES OF NEW SERIES A SENIOR PREFERRED STOCK TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH SHARES OF NEW SERIES A SENIOR PREFERRED STOCK. BY TENDERING SHARES OF OLD SERIES A SENIOR PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF SHARES OF OLD SERIES A SENIOR PREFERRED STOCK WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH SHARES OF OLD SERIES A SENIOR PREFERRED STOCK HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH SHARES OF OLD SERIES A SENIOR PREFERRED STOCK WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH SHARES OF NEW SERIES A SENIOR PREFERRED STOCK (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT).

         HOLDINGS HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF SHARES OF NEW SERIES A SENIOR PREFERRED STOCK RECEIVED IN EXCHANGE FOR SHARES OF OLD SERIES A SENIOR PREFERRED STOCK, WHERE SUCH SHARES OF OLD SERIES A SENIOR PREFERRED STOCK WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH SHARES OF NEW SERIES A SENIOR PREFERRED STOCK HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED SHARES OF OLD SERIES A SENIOR PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH SHARES OF OLD SERIES A SENIOR PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM HOLDINGS OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE

OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF SHARES OF NEW SERIES A SENIOR PREFERRED STOCK PURSUANT TO THE PROSPECTUS UNTIL HOLDINGS HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR HOLDINGS HAS GIVEN NOTICE THAT THE SALE OF THE SHARES OF NEW SERIES A SENIOR PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE. IF HOLDINGS GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE SHARES OF NEW SERIES A SENIOR PREFERRED STOCK, THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF SHARES OF NEW SERIES A SENIOR PREFERRED STOCK BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE SHARES OF NEW SERIES A SENIOR PREFERRED STOCK OR TO AND INCLUDING THE DATE ON WHICH HOLDINGS HAS GIVEN NOTICE THAT THE SALE OF SHARES OF NEW SERIES A SENIOR PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE.

         The New Series A Senior Preferred Stock will accrue dividends from March 30, 1998, the date of issuance of the Old Series A Senior Preferred Stock, payable semi-annually in arrears on April 1 and October 1 of each year commencing on October 1, 1998, at the rate per annum equal to 12% of the liquidation preference per share of the New Series A Senior Preferred Stock. Holders of shares of Old Series A Senior Preferred Stock whose shares of Old Series A Senior Preferred Stock are accepted for exchange will be deemed to have waived the right to receive any payment in respect of dividends on such shares of Old Series A Senior Preferred Stock accrued from March 30, 1998 until the date of the issuance of the New Series A Senior Preferred Stock.

         The undersigned will, upon request, execute and deliver any additional documents deemed by Holdings to be necessary or desirable to complete the sale, assignment and transfer of the shares of Old Series A Senior Preferred Stock tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SERIES A SENIOR PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF OLD SERIES A SENIOR PREFERRED STOCK AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 19)
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                          IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the shares of Old Series A Senior Preferred Stock hereby tendered or in whose name shares of Old Series A Senior Preferred Stock are registered on the books of Holdings, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by Holdings for the Old Series A Senior Preferred Stock to comply with the restrictions on transfer applicable to the Old Series A Senior Preferred Stock). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           (SIGNATURE(S) OF HOLDER(S)

        Date:              , 199
            --------------
        Name(s)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
                                 (PLEASE PRINT)

        Capacity (full title)
                             ---------------------------------------------------
        Address
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                  --------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        Area Code and Telephone Number
                                      ------------------------------------------


    ----------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)







                              AUTHORIZED SIGNATURE

        Date:              , 199
             -------------

        Name of Firm
                     -----------------------------------------------------------
        Capacity (full title)
                              --------------------------------------------------
                                 (PLEASE PRINT)

        Address
                   -------------------------------------------------------------
                   -------------------------------------------------------------
                   -------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        Area Code and Telephone Number

                                       -----------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the shares of New Series A Senior Preferred Stock or shares of Old Series A Senior Preferred Stock not tendered are to be issued in the name of someone other than the registered holder of the shares of Old Series A Senior Preferred Stock whose name(s) appear(s) above.

        Issue

        /_/Shares of Old Series A Senior Preferred Stock not tendered to:
        /_/Shares of New Series A Senior Preferred Stock to:

        Name(s)
                ----------------------------------------------------------------
        Address
                ----------------------------------------------------------------

                ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)
        Area Code and
        Telephone Number
                        --------------------------------------------------------

     ---------------------------------------------------------------------------
                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if shares of New Series A Senior Preferred Stock or shares of Old Series A Senior Preferred Stock not tendered are to be sent to someone other than the registered holder of the shares of Old Series A Senior Preferred Stock whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

        Mail

        /_/   Shares of Old Series A Senior Preferred Stock not tendered to:
        /_/   Shares of New Series A Senior Preferred Stock to:

        Name(s)
               ----------------------------------------------------------------
        Address
               ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        Area Code and
        Telephone Number
                        -------------------------------------------------------

        -----------------------------------------------------------------------
                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedure for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such shares of Old Series A Senior Preferred Stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Shares of Old Series A Senior Preferred Stock may be tendered in whole or in part.

         Holders who wish to tender their shares of Old Series A Senior Preferred Stock and (i) whose shares of Old Series A Senior Preferred Stock are not immediately available or (ii) who cannot deliver their Old Series A Senior Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their shares of Old Series A Senior Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Holdings, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered shares of Old Series A Senior Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or overnight courier or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For shares of Old Series A Senior Preferred Stock to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING

HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Holdings will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name is registered on the books of Holdings as the owner of the shares of Old Series A Senior Preferred Stock) of shares of Old Series A Senior Preferred Stock tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such shares of Old Series A Senior Preferred Stock are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Series A Senior Preferred Stock" is inadequate, the Certificate number(s) and/or the aggregate liquidation preference of shares of Old Series A Senior Preferred Stock and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the shares of Old Series A Senior Preferred Stock evidenced by any Certificate submitted are to be tendered, fill in the liquidation preference of shares of Old Series A Senior Preferred Stock which are to be tendered in the box entitled "Liquidation Preference of Old Series A Senior Preferred Stock Tendered." In such case, new Certificate(s) for the remainder of the shares of Old Series A Senior Preferred Stock that were evidenced by your old Certificate(s) will only be sent to the holder of the shares of Old Series A Senior Preferred Stock, promptly after the Expiration Date. All shares of Old Series A Senior Preferred Stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of shares of Old Series A Senior Preferred Stock may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the

Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the shares of Old Series A Senior Preferred Stock to be withdrawn, the aggregate liquidation preference of shares of Old Series A Senior Preferred Stock to be withdrawn, and (if Certificates for shares of Old Series A Senior Preferred Stock have been tendered) the name of the registered holder of the shares of Old Series A Senior Preferred Stock as set forth on the Certificate for the shares of Old Series A Senior Preferred Stock, if different from that of the person who tendered such shares of Old Series A Senior Preferred Stock. If Certificates for the shares of Old Series A Senior Preferred Stock have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the shares of Old Series A Senior Preferred Stock, the tendering holder must submit the serial numbers shown on the particular Certificates for the shares of Old Series A Senior Preferred Stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of shares of Old Series A Senior Preferred Stock tendered for the account of an Eligible Institution. If shares of Old Series A Senior Preferred Stock have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedure for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of shares of Old Series A Senior Preferred Stock, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Series A Senior Preferred Stock may not be rescinded. Shares of Old Series A Senior Preferred Stock properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedure for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Holdings, in its sole discretion, whose determination shall be final and binding on all parties. None of Holdings, any affiliates or assigns of Holdings, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any shares of Old Series A Senior Preferred Stock which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Old Series A Senior Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the shares of Old Series A Senior Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered shares of Old Series A Senior Preferred Stock are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Holdings, in their sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the shares of Old Series A Senior Preferred Stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless shares of New Series A Senior Preferred Stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Old Series A Senior Preferred Stock listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Holdings may require in accordance with the restrictions on transfer applicable to the Old Series A Senior Preferred Stock. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If shares of New Series A Senior Preferred Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of New Series A Senior Preferred Stock are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for shares of Old Series A Senior Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. Holdings will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Old Series A Senior Preferred Stock, which determination shall be final and binding on all parties. Holdings reserves the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to Holdings, be unlawful. Holdings also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions" or any conditions or irregularity in any tender of shares of Old Series A Senior Preferred Stock of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Holdings' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of shares of Old Series A Senior Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Holdings, any affiliates or assigns of Holdings, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of

Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered shares of Old Series A Senior Preferred Stock are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to shares of Old Series A Senior Preferred Stock exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.


         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the shares of Old Series A Senior Preferred Stock or of the last transferee appearing on the transfers attached to, or endorsed on, the shares of Old Series A Senior Preferred Stock. If the shares of Old Series A Senior Preferred Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. WAIVER OF CONDITIONS. Holdings reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of shares of Old Series A Senior Preferred Stock, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their shares of Old Series A Senior Preferred Stock for exchange.

         Neither Holdings, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Old Series A Senior Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing shares of Old Series A Senior Preferred Stock have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their shares of Old Series A Senior Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, shares of New Series A Senior Preferred Stock are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the shares of Old Series A Senior Preferred Stock tendered, or if a transfer tax is imposed for any reason other than the exchange of shares of Old Series A Senior Preferred Stock in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF)
            AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
               EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
                TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                               (See Instruction 9)

              PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

---------------------- ------------------------------------------------------ ------------------------------------------

SUBSTITUTE             PART 1-PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT    TIN:
                                                                                   -------------------------
Form W-9               AND CERTIFY BY SIGNING AND DATING BELOW                     Social Security Number or
                                                                                Employer Identification Number
Department Of The
Treasury Internal
Revenue Service
                       ------------------------------------------------------ ------------------------------------------
                       -------------------------------------------------------------------------------------------------
                       PART 2 - TIN Applied for  /_/
                       -------------------------------------------------------------------------------------------------
Payor's Request for    CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY
                       THAT:
Taxpayer
Identification Number  (1)      the number  shown on this form is my correct
("TIN") and                     taxpayer  identification  number (or I am
Certification                   waiting for a number to be issued to me),

                       (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding,
                                (ii) I have not been notified by the Internal
                                Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                       (3) any other information provided on this form is true and correct.

                       Signature                                   Date                , 1998
                                ---------------------------------       ---------------
---------------------- -------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2) above if you have been notified by the
IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Series A Senior Preferred Stock shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


       Signature                                  Date                    , 1998
                 ------------------------------       --------------------

       ---------------------------------------
                   Name (Please Print)